Sub-Item 77Q1(e)
Copies of New or Amended Registrant Investment Advisory Contracts
33-63212, 811-7736

Amendment to Janus Aspen Series Investment Advisory Agreement - Balanced Portfolio is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372
(File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Core Equity Portfolio is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372
(File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Flexible Income Portfolio is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372
(File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Foreign Stock Portfolio is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372
(File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Global Life Sciences Portfolio is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Global Technology Portfolio is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Growth and Income Portfolio is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Growth Portfolio is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - International Growth Portfolio is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Mid Cap Growth Portfolio is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372
(File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Mid Cap Value Portfolio is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Risk-Managed Core Portfolio is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Risk-Managed Growth Portfolio is incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Small Company Value Portfolio is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Advisory Agreement - Worldwide Growth Portfolio is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Sub-Advisory Agreement for Mid Cap Value Portfolio is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Sub-Advisory Agreement for Risk-Managed Core Portfolio is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Sub-Advisory Agreement for Risk-Managed Growth Portfolio is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).

Amendment to Janus Aspen Series Investment Sub-Advisory Agreement for Small Company Value Portfolio is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 38 to Janus Aspen Series registration statement on Form N-1A, filed on February 18, 2005, accession number 0000950134-05-003372 (File No. 33-63212).